Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807	$4,768	$9,575					2%	7%	—	2%
US Pharmaceuticals	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089	3,105	6,194					4%	8%	N/A	N/A
CV/Metabolics	1,554	1,699	3,253	1,707	4,960	1,737	6,697	1,815	1,796	3,611					6%	11%	N/A	N/A
Oncology/Virology	627	638	1,265	659	1,924	689	2,613	678	682	1,360					7%	8%	N/A	N/A
Neuroscience	486	520	1,006	521	1,527	563	2,090	470	490	960					-6%	-5%	N/A	N/A
Immunoscience	99	117	216	125	341	126	467	126	137	263					17%	22%	N/A	N/A
Intercon Pharmaceuticals	196	215	411	213	624	219	843	225	199	424					-7%	3%	1%	4%
JPAC Pharmaceuticals	326	372	698	394	1,092	430	1,522	371	403	774					8%	11%	10%	12%
Emerging Markets	166	174	340	203	543	210	753	203	201	404					16%	19%	6%	7%
Europe Pharmaceuticals	827	883	1,710	911	2,621	1,004	3,625	886	822	1,708					-7%	—	-4%	1%

% of Total Sales

	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%					—	—
US Pharmaceuticals	64.0%	63.8%	63.9%	62.9%	63.5%	61.9%	63.1%	64.3%	65.1%	64.7%					130	80
CV/Metabolics	36.0%	36.4%	36.2%	35.6%	36.0%	34.5%	35.6%	37.8%	37.6%	37.7%					120	150
Oncology/Virology	14.5%	13.7%	14.1%	13.8%	14.0%	13.7%	13.9%	14.1%	14.3%	14.2%					60	10
Neuroscience	11.2%	11.2%	11.2%	10.9%	11.1%	11.2%	11.1%	9.8%	10.3%	10.0%					(90)	(120)
Immunoscience	2.3%	2.5%	2.4%	2.6%	2.4%	2.5%	2.5%	2.6%	2.9%	2.8%					40	40
Intercon Pharmaceuticals	4.5%	4.6%	4.6%	4.4%	4.5%	4.4%	4.5%	4.7%	4.2%	4.4%					(40)	(20)
JPAC Pharmaceuticals	7.5%	8.0%	7.8%	8.2%	7.9%	8.5%	8.1%	7.7%	8.5%	8.1%					50	30
Emerging Markets	3.8%	3.7%	3.8%	4.2%	3.9%	4.2%	4.0%	4.2%	4.2%	4.2%					50	40
Europe Pharmaceuticals	19.1%	18.9%	19.0%	19.0%	19.0%	19.9%	19.3%	18.4%	17.2%	17.8%					(170)	(120)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2010

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	3%	-3%	1%
Foreign Exchange	—	1%	—
Volume	1%	—	1%

Total Change	4%	-2%	2%

Total 2010 Period to Date Sales	$3,105	$1,663	$4,768
Total 2009 Period to Date Sales	$2,974	$1,691	$4,665

YEAR-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	5%	-2%	2%
Foreign Exchange	—	4%	2%
Volume	3%	2%	3%

Total Change	8%	4%	7%

Total 2010 Period to Date Sales	$6,194	$3,381	$9,575
Total 2009 Period to Date Sales	$5,740	$3,247	$8,987

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

($ in millions, except per share amounts)

	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807	$4,768	$9,575					2%	7%
Cost of products sold	1,165	1,225	2,390	1,317	3,707	1,433	5,140	1,306	1,277	2,583					4%	8%
Marketing, selling and administrative	901	922	1,823	953	2,776	1,170	3,946	900	894	1,794					-3%	-2%
Advertising and product promotion	248	298	546	256	802	334	1,136	212	263	475					-12%	-13%
Research and development	908	811	1,719	820	2,539	1,108	3,647	910	822	1,732					1%	1%
Provision for restructuring, net	19	19	38	51	89	47	136	11	24	35					26%	-8%
Litigation expense, net	104	28	132	—	132	—	132	—	—	—					-100%	100%
Equity in net income of affiliates	(146)	(150)	(296)	(139)	(435)	(115)	(550)	(97)	(85)	(182)					-43%	-39%
Other (income)/expense, net	(72)	(10)	(82)	(35)	(117)	(264)	(381)	113	(19)	94					90%	*

Total expenses	3,127	3,143	6,270	3,223	9,493	3,713	13,206	3,355	3,176	6,531					1%	4%
Earnings from Continuing Operations Before Income Taxes	$1,195	$1,522	$2,717	$1,565	$4,282	$1,320	$5,602	$1,452	$1,592	$3,044					5%	12%
Provision for income taxes	275	353	628	366	994	188	1,182	351	324	675					-8%	7%

Net Earnings from Continuing Operations	$920	$1,169	$2,089	$1,199	$3,288	$1,132	$4,420	$1,101	$1,268	$2,369					8%	13%
Net Earnings Attributable to Noncontrolling Interest	271	289	560	307	867	314	1,181	358	341	699					18%	25%

Net Earnings from Continuing Operations Attributable to BMS Company	$649	$880	$1,529	$892	$2,421	$818	$3,239	$743	$927	$1,670					5%	9%

Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)	(5)	(8)	(5)	(13)	(4)	(17)	(3)	(3)	(7)					-40%	-13%

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to BMS Company	$645	$875	$1,521	$887	$2,408	$814	$3,222	$740	$924	$1,663					6%	9%

Diluted Earnings Attributable to BMS Company per Common Share** - Continuing Operations	$0.33	$0.44	$0.77	$0.45	$1.21	$0.41	$1.63	$0.43	$0.53	$0.96					20%	25%
Average Common Shares Outstanding - Diluted	1,981	1,983	1,982	1,984	1,982	1,967	1,978	1,725	1,728	1,727					-13%	-13%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.32	$1.25	$0.32	$0.32	$0.64					3%	3%

% of Net Sales

	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	73.0%	73.7%	73.4%	72.5%	73.1%	71.5%	72.7%	72.8%	73.2%	73.0%					(50)	(40)
Cost of products sold	27.0%	26.3%	26.6%	27.5%	26.9%	28.5%	27.3%	27.2%	26.8%	27.0%					50	40
Marketing, selling and administrative	20.8%	19.8%	20.3%	19.9%	20.2%	23.2%	21.0%	18.7%	18.8%	18.7%					(100)	(160)
Advertising and product promotion	5.7%	6.4%	6.1%	5.3%	5.8%	6.6%	6.0%	4.4%	5.5%	5.0%					(90)	(110)
Research and development	21.0%	17.4%	19.1%	17.1%	18.4%	22.0%	19.4%	18.9%	17.2%	18.1%					(20)	(100)
Total expenses	72.4%	67.4%	69.8%	67.3%	68.9%	73.8%	70.2%	69.8%	66.6%	68.2%					(80)	(160)
Earnings from Continuing Operations Before Income Taxes	27.6%	32.6%	30.2%	32.7%	31.1%	26.2%	29.8%	30.2%	33.4%	31.8%					80	160
Net Earnings from Continuing Operations Attributable to BMS Company	15.0%	18.9%	17.0%	18.6%	17.6%	16.3%	17.2%	15.5%	19.4%	17.4%					50	40
Other Ratios
Effective Tax Rate	23.0%	23.2%	23.1%	23.4%	23.2%	14.2%	21.1%	24.2%	20.4%	22.2%					(280)	(90)

Other (Income)/Expense, net
	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$52	$42	$94	$47	$141	$43	$184	$33	$32	$65					-24%	-31%
Interest income	(13)	(14)	(27)	(13)	(40)	(14)	(54)	(15)	(16)	(31)					14%	15%
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	—	—	200	15	215					—	—
(Gain)/Loss on debt buyback and termination of interest rate swap agreements	—	(11)	(11)	4	(7)	—	(7)	—	—	—					-100%	-100%
Net Foreign exchange transaction (gains)/losses	(13)	17	4	13	17	(15)	2	(16)	(16)	(32)					194%	*
Gain on sale of product lines, businesses and assets	(44)	(11)	(55)	(17)	(72)	(288)	(360)	(10)	(5)	(15)					-55%	-73%
Medarex acquisition	—	—	—	(10)	(10)	—	(10)	—	—	—					—	—
Net royalty income and amortization of upfront licensing and milestone payments received from alliance partners	(35)	(34)	(69)	(50)	(119)	(29)	(148)	(50)	(44)	(94)					29%	36%
Pension curtailment and settlement charges	—	25	25	—	25	18	43	—	14	14					-44%	-44%
Other	(19)	(24)	(43)	(9)	(52)	21	(31)	(29)	1	(28)					-104%	-35%

	$(72)	$(10)	$(82)	$(35)	$(117)	$(264)	$(381)	113	$(19)	$94					90%	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$4,768	$4,665	103	2%	14	4,754	—	2%
Marketing, selling and administrative (a)	894	922	(28)	-3%	3	897	—	-3%
Marketing, selling and administrative excluding specified items (b)	888	897	(9)	-1%	2	890	—	-1%
Advertising and product promotion	263	298	(35)	-12%	(1)	262	—	-12%
Research and development	822	811	11	1%	1	823	—	1%
Research and development excluding specified items (b)	805	782	23	3%	1	806	—	3%

(a) General and administrative	335	339	(4)	-1%	(1)	334	—	-1%
General and administrative excluding specified items (c)	329	314	15	5%	(1)	328	—	5%

(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	335	339
Specified Items:
Process standardization implementation costs	6	25

General and administrative excluding specified items	329	314

YEAR-TO-DATE						.
	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$9,575	$8,987	588	7%	145	9,430	2%	5%
Marketing, selling and administrative (a)	1,794	1,823	(29)	-2%	(26)	1,768	-1%	-3%
Marketing, selling and administrative excluding specified items (b)	1,775	1,778	(3)	—	(26)	1,749	-1%	-1%
Advertising and product promotion	475	546	(71)	-13%	(7)	468	-1%	-14%
Research and development	1,732	1,719	13	1%	(12)	1,720	-1%	—
Research and development excluding specified items (b)	1,660	1,545	115	7%	(13)	1,647	-1%	6%
(a) General and administrative	678	671	7	1%	(9)	669	-1%	—
General and administrative excluding specified items (c)	659	626	33	5%	(9)	650	-1%	4%

(b) Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	678	671
Specified Items:
Process standardization implementation costs	19	45

General and administrative excluding specified items	659	626

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Plavix	1,627	1,539	88	6%	8	1,619	—	6%
Avapro/Avalide	307	313	(6)	-2%	5	302	1%	-3%
Abilify	633	643	(10)	-2%	(4)	637	-1%	-1%
Reyataz	357	331	26	8%	(3)	360	-1%	9%
Sustiva Franchise	331	312	19	6%	(4)	335	-1%	7%
Baraclude	223	179	44	25%	4	219	2%	23%
Orencia	178	148	30	20%	—	178	—	20%
Erbitux	172	173	(1)	-1%	—	172	—	-1%
Sprycel	132	107	25	23%	—	132	—	23%
Ixempra	29	29	—	—	—	29	—	—
Onglyza	28	—	28	N/A	—	28	N/A	N/A

YEAR-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Plavix	3,293	2,974	319	11%	26	3,267	1%	10%
Avapro/Avalide	621	615	6	1%	19	602	3%	-2%
Abilify	1,250	1,232	18	1%	5	1,245	—	1%
Reyataz	730	653	77	12%	9	721	1%	11%
Sustiva Franchise	666	604	62	10%	4	662	1%	9%
Baraclude	439	331	108	33%	14	425	4%	29%
Orencia	347	272	75	28%	3	344	1%	27%
Erbitux	338	337	1	—	—	338	—	—
Sprycel	263	195	68	35%	8	255	4%	31%
Ixempra	58	53	5	9%	—	58	—	9%
Onglyza	38	—	38	N/A	—	38	N/A	N/A

*	The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	4,322	4,665	8,987	4,788	13,775	5,033	18,808	4,807	4,768	9,575					2%	7%	—	2%

Cardiovascular	1,892	2,050	3,942	2,055	5,997	2,118	8,115	2,129	2,069	4,198					1%	6%	1%	1%
Plavix	1,435	1,539	2,974	1,554	4,528	1,618	6,146	1,666	1,627	3,293					6%	11%	1%	1%
Avapro/Avalide	302	313	615	329	944	339	1,283	314	307	621					-2%	1%	1%	3%

Virology	794	848	1,642	890	2,532	981	3,513	945	929	1,874					10%	14%	—	2%
Reyataz	322	331	653	360	1,013	388	1,401	373	357	730					8%	12%	-1%	1%
Sustiva Franchise (a)	292	312	604	315	919	358	1,277	335	331	666					6%	10%	-1%	1%
Baraclude	152	179	331	191	522	212	734	216	223	439					25%	33%	2%	4%

Oncology	407	450	857	447	1,304	437	1,741	435	444	879					-1%	3%	1%	2%
Erbitux	164	173	337	179	516	167	683	166	172	338					-1%	—	—	—
Sprycel	88	107	195	107	302	119	421	131	132	263					23%	35%	—	4%
Ixempra	24	29	53	28	81	28	109	29	29	58					—	9%	—	—

Neuroscience	621	660	1,281	668	1,949	727	2,676	635	650	1,285					-2%	—	—	1%
Abilify (b)	589	643	1,232	653	1,885	707	2,592	617	633	1,250					-2%	1%	-1%	—

Immunoscience	124	148	272	162	434	168	602	169	178	347					20%	28%	—	1%
Orencia	124	148	272	162	434	168	602	169	178	347					20%	28%	—	1%

Metabolics	25	36	61	52	113	30	143	37	55	92					53%	51%	-1%	—
Onglyza	—	—	—	20	20	4	24	10	28	38					N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089	3,105	6,194					4%	8%

Cardiovascular	1,515	1,652	3,167	1,650	4,817	1,693	6,510	1,770	1,707	3,477					3%	10%
Plavix	1,296	1,393	2,689	1,406	4,095	1,461	5,556	1,531	1,496	3,027					7%	13%	-1%	1%
Avapro/Avalide	173	179	352	186	538	184	722	186	170	356					-5%	1%	-17%	-15%

Virology	406	404	810	424	1,234	466	1,700	445	441	886					9%	9%
Reyataz	176	169	345	186	531	196	727	186	185	371					9%	8%	6%	7%
Sustiva Franchise (a)	190	194	384	195	579	224	803	214	213	427					10%	11%	10%	10%
Baraclude	36	39	75	41	116	44	160	42	42	84					8%	12%	15%	14%

Oncology	218	233	451	233	684	219	903	233	239	472					3%	5%
Erbitux	162	171	333	175	508	163	671	163	168	331					-2%	-1%	N/A	N/A
Sprycel	30	33	63	28	91	32	123	38	42	80					27%	27%	7%	7%
Ixempra	22	26	48	26	74	25	99	25	26	51					—	6%	N/A	N/A

Neuroscience	491	513	1,004	520	1,524	566	2,090	473	494	967					-4%	-4%
Abilify (b)	481	518	999	520	1,519	563	2,082	470	491	961					-5%	-4%	5%	7%

Immunoscience	99	116	215	126	341	126	467	126	137	263					18%	22%
Orencia	99	116	215	126	341	126	467	126	137	263					18%	22%	N/A	N/A

Metabolics	11	21	32	36	68	12	80	16	30	46					43%	44%
Onglyza	—	—	—	20	20	2	22	6	23	29					N/A	N/A	N/A	N/A

*	In excess of +/- 200%
**	The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold though retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. ERBITUX, IXEMPRA and ORENCIA are parenterally administered products and do not have prescription-level data as physicians do not write prescriptions for these products.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.

	2009		2010		% Change
	2nd Qtr	6 Months	2nd Qtr	6 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	518	999	491	961	-5%	-4%
Contractual share change from 65% to 58%	—	—	59	116	N/A	N/A
Incremental amortization of extension payment	—	—	—	16	N/A	N/A
U.S. healthcare reform	—	—	27	54	N/A	N/A

Abilify Net Sales - Adjusted	518	999	577	1,147	11%	15%

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,556	1,691	3,247	1,776	5,023	1,918	6,941	1,718	1,663	3,381					-2%	4%	1%	4%

Cardiovascular	377	398	775	405	1,180	425	1,605	359	362	721					-9%	-7%	3%	6%
Plavix	139	146	285	148	433	157	590	135	131	266					-10%	-7%	5%	8%
Avapro/Avalide	129	134	263	143	406	155	561	128	137	265					2%	1%	3%	7%

Virology	388	444	832	466	1,298	515	1,813	500	488	988					10%	19%	-1%	4%
Reyataz	146	162	308	174	482	192	674	187	172	359					6%	17%	-2%	3%
Sustiva Franchise (a)	102	118	220	120	340	134	474	121	118	239					—	9%	-4%	2%
Baraclude	116	140	256	150	406	168	574	174	181	355					29%	39%	3%	6%

Oncology	189	217	406	214	620	218	838	202	205	407					-6%	—	2%	4%
Erbitux	2	2	4	4	8	4	12	3	4	7					100%	75%	9%	9%
Sprycel	58	74	132	79	211	87	298	93	90	183					22%	39%	0%	6%
Ixempra	2	3	5	2	7	3	10	4	3	7					—	40%	4%	4%

Neuroscience	130	147	277	148	425	161	586	162	156	318					6%	15%	-2%	4%
Abilify (b)	108	125	233	133	366	144	510	147	142	289					14%	24%	-2%	3%

Immunoscience	25	32	57	36	93	42	135	43	41	84					28%	47%	—	6%
Orencia	25	32	57	36	93	42	135	43	41	84					28%	47%	—	6%

Metabolics	14	15	29	16	45	18	63	21	25	46					67%	59%	-2%	-1%
Onglyza	—	—	—	—	—	2	2	4	5	9					N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$4,768	—	$4,768
Cost of products sold	1,277	(27)	1,250

Gross Profit	3,491	27	3,518

Gross profit as a % of sales	73.2%	0.6%	73.8%

Marketing, selling and administrative	894	(6)	888
Advertising and product promotion	263	—	263

Total SG&A	1,157	(6)	1,151

SG&A as a % of sales	24.3%	(0.2)%	24.1%

Research and development	822	(17)	805

R&D as a % of sales	17.2%	(0.3)%	16.9%

Operating Margin	1,512	50	1,562

Operating Margin as a % of sales	31.7%	1.1%	32.8%

Provision for restructuring, net	24	(24)	—
Litigation expense, net	—	—	—
Equity in net income of affiliates	(85)	—	(85)
Other income, net	(19)	(20)	(39)

Earnings from Continuing Operations Before Income Taxes	$1,592	94	$1,686

Provision for income taxes	324	77	401

Net Earnings - Continuing Operations	$1,268	17	$1,285

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	341		341

Net Earnings - Continuing Operations Attributable to BMS Company	$927	17	$944
Contingently convertible debt interest expense and dividends attributable to unvested shares	(3)		(3)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to BMS Company	$924	17	$941

Average Common Shares Outstanding - Diluted	1,728		1,728
Diluted EPS - Continuing Operations Attributable to BMS Company	$0.53	0.01	$0.54

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	19.4%	0.4%	19.8%

Effective Tax Rate	20.4%	3.4%	23.8%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$9,575	—	$9,575
Cost of products sold	2,583	(58)	2,525

Gross Profit	6,992	58	7,050

Gross profit as a % of sales	73.0%	0.6%	73.6%

Marketing, selling and administrative	1,794	(19)	1,775
Advertising and product promotion	475	—	475

Total SG&A	2,269	(19)	2,250

SG&A as a % of sales	23.7%	(0.2)%	23.5%

Research and development	1,732	(72)	1,660

R&D as a % of sales	18.1%	(0.8)%	17.3%

Operating Margin	2,991	149	3,140

Operating Margin as a % of sales	31.2%	1.6%	32.8%

Provision for restructuring, net	35	(35)	—
Litigation expense, net	—	—	—
Equity in net income of affiliates	(182)	—	(182)
Other income, net	94	(220)	(126)

Earnings from Continuing Operations Before Income Taxes	$3,044	404	$3,448

Provision for income taxes	675	163	838

Net Earnings - Continuing Operations	$2,369	241	$2,610

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	699		699

Net Earnings - Continuing Operations Attributable to BMS Company	$1,670	241	$1,911
Contingently convertible debt interest expense and dividends attributable to unvested shares	(7)		(7)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to BMS Company	$1,663	241	$1,904

Average Common Shares Outstanding - Diluted	1,727		1,727
Diluted EPS - Continuing Operations Attributable to BMS Company	$0.96	0.14	$1.10

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	17.4%	2.6%	20.0%

Effective Tax Rate	22.2%	2.1%	24.3%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED JUNE 30, 2010 AND 2009

($ in millions)

Three months ended June 30, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$24	$—	$24
Impairment and loss on sale of manufacturing operations	—	—	—	—	15	15
Accelerated depreciation, asset impairment and other shutdown costs	27	—	—	—	—	27
Pension settlements/curtailments	—	—	—	—	5	5
Process standardization implementation costs	—	6	—	—	—	6

Total Restructuring	27	6	—	24	20	77

Other:
Upfront licensing, milestone and other payments	—	—	17	—	—	17

Total	$27	$6	$17	$24	$20	94

Income taxes on items above						(18)
Out-of-period tax adjustment						(59)

Decrease to Net Earnings from Continuing Operations						17

Three months ended June 30, 2009

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$17	$—	$—	$17
Accelerated depreciation, asset impairment and other shutdown costs	24	—	—	2	—	—	26
Pension settlements/curtailments	—	—	—	—	—	25	25
Process standardization implementation costs	—	25	—	—	—	—	25
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(11)	(11)

Total Restructuring	24	25	—	19	—	14	82

Other:
Litigation charges	—	—	—	—	28	—	28
Upfront licensing and milestone payments	—	—	29	—	—	—	29
Debt buyback and swap terminations	—	—	—	—	—	(11)	(11)

Total	$24	$25	$29	$19	$28	$3	128

Income taxes on items above							(42)

Decrease to Net Earnings from Continuing Operations							$86

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

($ in millions)

Six months ended June 30, 2010

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$35	$—	$35
Impairment and loss on sale of manufacturing operations	—	—	—	—	215	215
Accelerated depreciation, asset impairment and other shutdown costs	58	—	—	—	—	58
Pension settlements/curtailments	—	—	—	—	5	5
Process standardization implementation costs	—	19	—	—	—	19

Total Restructuring	58	19	—	35	220	332

Other:
Upfront licensing, milestone and other payments	—	—	72	—	—	72

Total	$58	$19	$72	$35	$220	404

Income taxes on items above						(104)
Out-of-period tax adjustment						(59)

Decrease to Net Earnings from Continuing Operations						$241

Six months ended June 30, 2009

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$32	$—	$—	$32
Accelerated depreciation, asset impairment and other shutdown costs	50	—	—	6	—	—	56
Pension settlements/curtailments	—	—	—	—	—	25	25
Process standardization implementation costs	—	45	—	—	—	—	45
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(55)	(55)

Total Restructuring	50	45	—	38	—	(30)	103

Other:
Litigation charges	—	—	—	—	132	—	132
Upfront licensing and milestone payments	—	—	174	—	—	—	174
Debt buyback and swap terminations	—	—	—	—	—	(11)	(11)
Product liability	8	—	—	—	—	(5)	3

Total	$58	$45	$174	$38	$132	$(46)	401

Income taxes on items above							(135)

Decrease to Net Earnings from Continuing Operations							$266

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Cash and cash equivalents	$7,832	$7,507	$6,367	$7,683	$5,135	$5,918
Marketable securities - current	1,088	613	302	831	1,641	1,536
Marketable securities - long term	184	983	1,202	1,369	2,997	2,795
Short-term borrowings	156	124	286	231	208	290
Long-term debt	6,492	6,235	6,307	6,130	6,081	6,248

Net (debt) / cash	$2,456	$2,744	$1,278	$3,522	$3,484	$3,711	$—	$—

BRISTOL-MYERS SQUIBB COMPANY

2010 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2010
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.84 to $1.94

Projected Specified Items:

Downsizing and streamlining of worldwide operations	0.15

Accelerated depreciation and other shutdown costs	0.08

Upfront and milestone payments and other	0.03

Certain tax-related items	(0.03)

Total	0.23

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.10 to $2.20

Gross margin on a GAAP basis for the six months ended June 30, 2010 was 73.0%, which included specified items of $58 million and had a 0.6% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the six months ended June 30, 2010 gross margin was 73.6%. On a non-GAAP basis, the Company projects gross margin for the full year 2010 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

Research and development expenses on a GAAP basis for the six months ended June 30, 2010 were $1,732 million, which included specified items of $72 million. On a non-GAAP basis, for the six months ended June 30, 2010 research and development expenses were $1,660 million. On a non-GAAP basis, the Company projects research and development expenses for the full year 2010 to increase in the mid to high single digit range compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the six months ended June 30, 2010 were $1,794 million, which included specified items of $19 million. On a non-GAAP basis, for the six months ended June 30, 2010 marketing, selling and administrative expenses were $1,775 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2010 to remain flat compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

The effective tax rate on a GAAP basis for the six months ended June 30, 2010 was 22.2%, which included specified items of $163 million in the tax provision, and had a 2.1% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the six months ended June 30, 2010 effective tax rate was 24.3%. On a non-GAAP basis, based on historical trends in 2009 the Company projects the annual effective tax rate between 23% and 24% for the full year 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - June YTD tab.

The GAAP results for the full year 2010 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation, upfront and milestone payments and certain tax-related items. The GAAP results for the full year 2010 could also include other specified items that have not yet been identified and quantified, including any gains or losses from the purchase or sale of business or product lines, charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, additional upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Second Quarter of 2010, July 22, 2010, including “2010 Guidance” and “Use of Non-GAAP Financial Information” therein.

With respect to the 2013 minimum non-GAAP EPS guidance, there is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.